United States
Securities and Exchange Commission
Washington, D. C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.__)

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SYNALLOY CORPORATION
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Synalloy Announces Commitment to Appointing Three Shareholder Representatives to the Board of Directors

Synalloy Will Appoint Three of Privet’s and UPG’s Nominees to Its Board, Regardless of the Outcome of the Shareholder Vote at This Year’s Annual Meeting

Synalloy Will Cumulate Votes for the Election of Nominees Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich

Synalloy’s New Board Will Elect a New Chairman Immediately Following the Annual Meeting

RICHMOND, VA (BUSINESS WIRE) - June 17, 2020 - Synalloy Corporation (Nasdaq: SYNL) (“Synalloy” or the “Company”) today announced that the Board of Directors (the “Board”) has committed to appointing three nominees of Privet Fund Management LLC (“Privet”) and UPG Enterprises LLC (“UPG”) to its Board following the 2020 Annual Meeting of Shareholders, regardless of the outcome of the shareholder vote.

The Board believes that shareholders should have proportional representation and welcomes nominees of Privet and UPG to participate on the Board. Synalloy’s commitment to provide Privet and UPG with three of the eight Board seats gives them (who together own approximately 25% of Synalloy’s stock) more representation than that recommended by Institutional Shareholder Services Inc. (two seats) and more than proportional representation. Unless otherwise directed by shareholders, the Board will cumulate votes for the election of nominees Craig Bram, Susan Gayner, Henry Guy, Jeff Kaczka and Amy Michtich, leaving three seats for Privet’s and UPG’s nominees. Synalloy will not expect nor require any commitments from Privet or UPG in exchange for the appointment of three of their nominees to the Board.

The Board provided the following statement: “Privet and UPG are significant shareholders in the Company, and Synalloy has always prioritized shareholder engagement and proportional representation on its Board. We welcome these large shareholders’ perspectives in the boardroom and look forward to working together to enhance long-term value for all Synalloy shareholders.”

Synalloy further announced that Murray H. Wright, the current Chairman of the Board (the “Chairman”), will be one of the three directors that will not receive votes from Synalloy, unless shareholders otherwise direct, and that therefore the newly reconstituted Board will have a new Chairman following the upcoming Annual Meeting of Shareholders.

Synalloy reminds its shareholders that the Company uses a system of cumulative voting. If shareholders other than Privet and UPG vote on Privet’s and UPG’s proxy card (even for just one or two nominees), Privet and UPG can “cumulate” their votes to elect a fourth and fifth nominee, effectively allowing Privet and UPG to elect a majority of the Board, an unintended consequence. Synalloy, therefore, recommends all shareholders vote on the Company’s BLUE proxy card to ensure proportional representation of Privet

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and UPG on the Board. Shareholders who have already voted on the BLUE proxy card do not need to take any action.

Please Sign, Date and Promptly Return the BLUE Proxy Card
The Board urges you to carefully consider the information contained in the Company’s proxy materials in connection with the 2020 Annual Meeting of Shareholders and cast your vote on the BLUE proxy card.

•	DO NOT return the white proxy card sent to you by the Dissident Group

•	DO NOT vote by responding to the email solicitations sent to you by the Dissident Group

Should you have any questions, please contact the Company’s proxy solicitor Morrow Sodali LLC:

About Synalloy Corporation
Synalloy Corporation (Nasdaq: SYNL) is a growth oriented company that engages in a number of diverse business activities including the production of stainless steel pipe and tube, galvanized pipe and tube, fiberglass and steel storage tanks, specialty chemicals and the master distribution of seamless carbon pipe and tubing. For more information about Synalloy Corporation, please visit our website at www.synalloy.com.

Forward-Looking Statements
This press release may include “forward-looking statements” within the meaning of the federal securities laws. All statements that are not historical facts are “forward-looking statements.” The words “estimate,” “project,” “intend,” “expect,” “believe,” “should,” “anticipate,” “hope,” “optimistic,” “plan,” “outlook,” “should,” “could,” “may” and similar expressions identify forward-looking statements. The forward-looking statements are subject to certain risks and uncertainties, including without limitation those identified below, which could cause actual results to differ materially from historical results or those anticipated. Readers are cautioned not to place undue reliance on these forward-looking statements. The following factors could cause actual results to differ materially from historical results or those anticipated: adverse economic conditions; the impact of competitive products and pricing; product demand and acceptance risks; raw material and other increased costs; raw materials availability; employee relations; ability to maintain workforce by hiring trained employees; labor efficiencies; customer delays or

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difficulties in the production of products; new fracking regulations; a prolonged decrease in nickel and oil prices; unforeseen delays in completing the integrations of acquisitions; risks associated with mergers, acquisitions, dispositions and other expansion activities; financial stability of our customers; environmental issues; negative or unexpected results from tax law changes, unavailability of debt financing on acceptable terms and exposure to increased market interest rate risk; inability to comply with covenants and ratios required by our debt financing arrangements; ability to weather an economic downturn; loss of consumer or investor confidence, risks relating to the impact and spread of COVID-19 and other risks detailed from time-to-time in the Company’s Securities and Exchange Commission (“SEC”) filings. The Company assumes no obligation to update the information included in this release.

Important Other Information
The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2020 Annual Meeting of Shareholders. The Company has filed a definitive proxy statement and BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the 2020 Annual Meeting of Shareholders. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Company’s website at www.synalloy.com.

Media Contact
Phil Denning, ICR
(646) 277-1258
Phil.Denning@icrinc.com

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